Exhibit 99.1

Tidewater Reports Third Quarter Results For Fiscal 2011

NEW ORLEANS—February 4, 2011—Tidewater Inc. (NYSE:TDW) announced today third quarter net earnings for the period ended December 31, 2010, of $34.4 million, or $0.67 per common share, on revenues of $271.8 million. For the same quarter last year, net earnings were $59.9 million, or $1.16 per common share, on revenues of $286.5 million. The immediately preceding quarter ended September 30, 2010, had net earnings of $19.4 million, or $0.38 per common share, on revenues of $267.1 million. Included in net earnings for the September 30, 2010 quarter was a $4.35 million ($4.35 million after-tax, or $0.09 per common share) charge included in general and administrative expenses related to an agreement in principle with the United States Department of Justice to resolve the previously disclosed Foreign Corrupt Practices Act investigation. Also included in the September 2010 quarter was an effective tax rate of 34.4%, which reflected the Company’s then current estimate for its operating tax rate for fiscal 2011 of approximately 22.5%, the cumulative effect on income tax expense for the six-months ended September 30, 2010 of the Company’s then current estimate of its effective tax rate, and the Department of Justice charge, which has no related tax benefit. Relative to the Company’s previously disclosed effective tax rate estimate of 18.5%, the impact of the higher effective tax rate on the September 2010 quarterly results was approximately $0.09 per common share.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Friday, February 4, 2011, at 10:00 a.m. Central time, promptly following the Company’s release of quarterly earnings. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on February 4, 2011, and will continue until 11:59 p.m. Central time on February 6, 2011. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 36613141.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, www.tdw.com. The online replay will be available until March 14, 2011.

Tidewater Inc. owns 384 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2010	2009	2010	2009
Revenues:
Vessel revenues	$269,633	274,507	798,499	879,506
Other marine revenues	2,142	11,998	2,901	29,132

	271,775	286,505	801,400	908,638

Costs and expenses:
Vessel operating costs	160,597	148,188	485,072	459,365
Costs of other marine revenues	2,705	10,565	3,403	26,147
Depreciation and amortization	35,058	32,734	105,853	96,643
General and administrative	33,238	33,676	103,932	105,750
Provision for Venezuelan operations	—	—	—	49,070
Gain on asset dispositions, net	(2,425)	(5,151)	(11,621)	(23,063)

	229,173	220,012	686,639	713,912

Operating income	42,602	66,493	114,761	194,726
Other income (expenses):
Foreign exchange gain (loss)	973	161	2,147	(4,677)
Equity in net earnings of unconsolidated companies	3,291	3,732	8,766	14,704
Interest income and other, net	1,074	978	3,481	4,648
Interest and other debt costs	(3,646)	(583)	(6,405)	(1,110)

	1,692	4,288	7,989	13,565

Earnings before income taxes	44,294	70,781	122,750	208,291
Income tax expense	9,931	10,885	29,153	5,728

Net earnings	$34,363	59,896	93,597	202,563

Basic earnings per common share	$0.67	1.17	1.83	3.94

Diluted earnings per common share	$0.67	1.16	1.82	3.93

Weighted average common shares outstanding	51,053,051	51,373,290	51,129,443	51,369,519
Dilutive effect of stock options and restricted stock	306,647	280,962	231,463	238,133

Adjusted weighted average common shares	51,359,698	51,654,252	51,360,906	51,607,652

Cash dividends declared per common share	$0.25	0.25	0.75	0.75

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	December 31, 2010	March 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$308,041	223,070
Trade and other receivables, net	282,312	311,617
Marine operating supplies	49,169	44,237
Other current assets	13,508	6,703

Total current assets	653,030	585,627

Investments in, at equity, and advances to unconsolidated companies	36,464	40,614
Properties and equipment:
Vessels and related equipment	3,837,234	3,455,322
Other properties and equipment	85,435	82,007

	3,922,669	3,537,329
Less accumulated depreciation and amortization	1,285,849	1,283,505

Net properties and equipment	2,636,820	2,253,824

Goodwill	328,754	328,754
Other assets	100,472	84,538

Total assets	$3,755,540	3,293,357

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities on long-term debt	—	25,000
Accounts payable	41,938	41,673
Accrued expenses	123,256	119,485
Accrued property and liability losses	3,909	4,809
Other current liabilities	29,485	13,745

Total current liabilities	198,588	204,712

Long-term debt	700,000	275,000
Deferred income taxes	218,751	211,504
Accrued property and liability losses	5,304	12,809
Other liabilities and deferred credits	126,759	125,302

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,440,973 shares at December 31, 2010 and 51,830,048 shares at March 31, 2010	5,144	5,183
Additional paid-in capital	83,586	73,203
Retained earnings	2,437,585	2,402,575
Accumulated other comprehensive loss	(20,177)	(16,931)

Total stockholders’ equity	2,506,138	2,464,030

Total liabilities and stockholders’ equity	$3,755,540	3,293,357

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31,
	2010	2009

Operating activities:
Net earnings	$93,597	202,563
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	105,853	96,643
Provision (benefit) for deferred income taxes	(12,114)	(15,172)
Reversal of liabilities for uncertain tax positions	—	(34,284)
Gain on asset dispositions, net	(11,621)	(23,063)
Provision for Venezuelan operations	—	49,070
Equity in earnings of unconsolidated companies, net of dividends	4,150	(694)
Compensation expense - stock-based	6,661	7,328
Excess tax liability (benefit) on stock options exercised	(275)	(161)
Changes in assets and liabilities, net:
Trade and other receivables	21,155	(4,824)
Marine operating supplies	(2,932)	2,622
Other current assets	(6,805)	(6,050)
Accounts payable	265	(11,856)
Accrued expenses	(966)	31,406
Accrued property and liability losses	(900)	130
Other current liabilities	16,957	7,755
Other liabilities and deferred credits	5,581	(2,117)
Other, net	(556)	54

Net cash provided by operating activities	218,050	299,350

Cash flows from investing activities:
Proceeds from sales of assets	29,732	34,063
Proceeds from sales/leaseback of assets	—	101,755
Proceeds from insurance settlements on Venezuela seized vessels	8,150	—
Additions to properties and equipment	(508,640)	(304,013)

Net cash used in investing activities	(470,758)	(168,195)

Cash flows from financing activities:
Principal payments on debt	(190,000)	—
Debt borrowings	590,000	—
Debt issuance costs	(7,446)	(7,712)
Proceeds from exercise of stock options	3,457	962
Cash dividends	(38,619)	(38,786)
Excess tax benefit on stock options exercised	275	161
Stock repurchases	(19,988)	—

Net cash used in financing activities	337,679	(45,375)

Net change in cash and cash equivalents	84,971	85,780
Cash and cash equivalents at beginning of period	223,070	250,793

Cash and cash equivalents at end of period	$308,041	336,573

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$8,898	7,222
Income taxes	$35,810	42,413

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters and the nine-month periods ended December 31, 2010 and 2009 and for the quarter ended September 30, 2010, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2010	%	2009	%	2010	%	2009	%	2010	%
Vessel revenues:
International	$249,190	92%	254,586	93%	727,914	91%	812,472	92%	241,579	91%
United States	20,443	8%	19,921	7%	70,585	9%	67,034	8%	25,291	9%

Vessel revenues	269,633	100%	274,507	100%	798,499	100%	879,506	100%	266,870	100%

Vessel operating costs:
Crew costs	$84,412	31%	79,458	29%	255,045	32%	240,947	27%	89,941	34%
Repair and maintenance	26,107	10%	24,386	9%	84,991	11%	81,472	9%	31,791	12%
Insurance and loss reserves	6,071	2%	1,735	1%	14,994	2%	9,794	1%	4,513	2%
Fuel, lube and supplies	16,399	6%	13,210	5%	47,757	6%	41,265	5%	16,437	6%
Vessel operating leases	4,492	2%	4,494	2%	13,472	2%	10,564	1%	4,490	2%
Other	23,116	9%	24,905	9%	68,813	9%	75,323	9%	22,720	9%

Vessel operating costs	160,597	60%	148,188	54%	485,072	61%	459,365	52%	169,892	64%

Vessel operating margin (A)	$109,036	40%	126,319	46%	313,427	39%	420,141	48%	96,978	36%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters and the nine-month periods ended December 31, 2010 and 2009 and for the quarter ended September 30, 2010:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2010	2009	2010	2009	2010
Vessel operating margin	$109,036	126,319	313,427	420,141	96,978
Other marine services revenues	2,142	11,998	2,901	29,132	230
Costs of other marine revenues	(2,705)	(10,565)	(3,403)	(26,147)	(203)
Depreciation and amortization	(35,058)	(32,734)	(105,853)	(96,643)	(35,832)
General and administrative	(33,238)	(33,676)	(103,932)	(105,750)	(37,919)
Provision for Venezuelan operations	—	—	—	(49,070)	—
Gain on asset dispositions, net	2,425	5,151	11,621	23,063	3,638

Operating income	$42,602	66,493	114,761	194,726	26,892

The company’s operating income and other components of earnings before income taxes and its related percentage of total revenue for the quarters and the nine-month periods ended December 31, 2010 and 2009 and for the quarter ended September 30, 2010, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2010	%	2009	%	2010	%	2009	%	2010	%
Vessel operating profit:
International	$48,937	18%	66,893	23%	123,067	15%	195,375	22%	31,025	12%
United States	1,210	<1%	1,527	1%	11,945	1%	5,370	1%	5,251	2%

	50,147	18%	68,420	24%	135,012	17%	200,745	22%	36,276	14%
Corporate expenses	(9,188)	(3%)	(8,289)	(3%)	(30,815)	(4%)	(31,232)	(3%)	(12,864)	(5%)
Gain on asset dispositions, net	2,425	1%	5,151	2%	11,621	1%	23,063	3%	3,638	1%
Other marine services	(782)	(<1%)	1,211	<1%	(1,057)	(<1%)	2,150	<1%	(158)	(<1%)

Operating income	42,602	16%	66,493	23%	114,761	14%	194,726	21%	26,892	10%

Foreign exchange gain (loss)	973	<1%	161	<1%	2,147	<1%	(4,677)	(1%)	(436)	(<1%)
Equity in net earnings of unconsolidated companies	3,291	1%	3,732	1%	8,766	1%	14,704	2%	2,785	1%
Interest income and other, net	1,074	<1%	978	<1%	3,481	<1%	4,648	1%	2,029	1%
Interest and other debt costs	(3,646)	(1%)	(583)	(<1%)	(6,405)	(1%)	(1,110)	(<1%)	(1,686)	(1%)

Earnings before income taxes	$44,294	16%	70,781	25%	122,750	15%	208,291	23%	29,584	11%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2010 and 2009 and the quarter ended September 30, 2010, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2010	2009	2010	2009	2010
REVENUES BY VESSEL CLASS (In thousands):
International-based fleet:
Deepwater vessels	$96,540	81,670	274,328	224,478	88,193
Towing-supply/supply	122,412	144,500	366,306	491,153	124,797
Crew/utility	20,534	19,812	59,456	67,775	19,812
Offshore tugs	9,704	8,604	27,824	28,499	8,777
Other	—	—	—	567	—
Total	$249,190	254,586	727,914	812,472	241,579
United States-based fleet:
Deepwater vessels	$12,373	12,554	46,093	40,565	16,672
Towing-supply/supply	7,738	6,931	23,299	23,788	8,190
Crew/utility	332	436	1,193	2,681	429
Total	$20,443	19,921	70,585	67,034	25,291
Worldwide fleet:
Deepwater vessels	$108,913	94,224	320,421	265,043	104,865
Towing-supply/supply	130,150	151,431	389,605	514,941	132,987
Crew/utility	20,866	20,248	60,649	70,456	20,241
Offshore tugs	9,704	8,604	27,824	28,499	8,777
Other	—	—	—	567	—
Total	$269,633	274,507	798,499	879,506	266,870

UTILIZATION:
International-based fleet:
Deepwater vessels	79.6%	78.8	80.1	78.7	77.4
Towing-supply/supply	55.1	63.8	54.8	69.7	55.2
Crew/utility	80.6	70.4	76.3	72.5	76.0
Offshore tugs	58.7	56.0	57.7	56.8	55.1
Other	—	—	—	79.2	—
Total	63.7%	66.5	62.7	70.4	62.3
United States-based fleet:
Deepwater vessels	86.0%	83.7	88.9	84.1	89.1
Towing-supply/supply	45.9	35.8	46.3	35.8	48.9
Crew/utility	25.9	14.3	25.3	26.9	32.5
Total	52.0%	39.5	53.4	42.2	57.2
Worldwide fleet:
Deepwater vessels	80.2%	79.4	81.1	79.4	78.9
Towing-supply/supply	54.2	60.7	53.9	65.9	54.6
Crew/utility	77.9	65.0	73.3	68.1	73.9
Offshore tugs	58.7	56.0	57.7	56.8	55.1
Other	—	—	—	79.2	—
Total	62.7%	63.8	61.9	67.5	61.8

AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$22,663	24,406	22,658	24,677	22,619
Towing-supply/supply	11,761	12,164	11,945	12,361	11,975
Crew/utility	4,829	4,642	4,797	4,947	4,766
Offshore tugs	6,665	6,654	6,495	7,162	6,415
Other	—	—	—	9,679	—
Total	$12,230	12,247	12,244	12,205	12,173
United States-based fleet:
Deepwater vessels	$25,425	26,683	25,546	26,787	25,432
Towing-supply/supply	8,374	8,417	8,113	9,399	8,268
Crew/utility	4,749	4,749	4,759	4,966	4,778
Total	$13,806	14,375	14,327	14,620	14,570
Worldwide fleet:
Deepwater vessels	$22,946	24,687	23,032	24,978	23,024
Towing-supply/supply	11,485	11,921	11,617	12,184	11,653
Crew/utility	4,828	4,644	4,796	4,948	4,767
Offshore tugs	6,665	6,654	6,495	7,162	6,415
Other	—	—	—	9,679	—
Total	$12,337	12,380	12,403	12,360	12,366

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters and the nine-month periods ended December 31, 2010 and 2009 and for the quarter ended September 30, 2010, were as followed:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2010	2009	2010	2009	2010
AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$14,100	15,807	14,258	16,126	14,122
Traditional vessels	7,285	7,584	7,569	8,275	7,603
Total International-based fleet	$12,230	12,247	12,244	12,205	12,173
United States-based fleet:
New vessels	$20,490	20,843	21,030	19,931	21,205
Traditional vessels	10,196	10,269	9,943	10,985	10,039
Total U.S.-based fleet	$13,806	14,375	14,327	14,620	14,570
Worldwide fleet:
New vessels	$14,317	16,027	14,561	16,328	14,463
Traditional vessels	7,712	7,815	7,908	8,480	7,964
Total Worldwide Fleet	$12,337	12,380	12,403	12,360	12,366

UTILIZATION:
International-based fleet:
New vessels	87.5%	86.6	86.6	86.6	85.8
Traditional vessels	37.0	51.0	38.2	59.3	37.9
Total International-based fleet	63.7%	66.5	62.7	70.4	62.3
United States-based fleet:
New vessels	69.8%	52.7	71.7	56.4	76.6
Traditional vessels	45.7	34.1	45.7	35.9	48.8
Total U.S.-based fleet	52.0%	39.5	53.4	42.2	57.2
Worldwide fleet:
New vessels	86.8%	84.2	85.8	84.2	85.3
Traditional vessels	38.1	49.0	39.2	56.5	39.2
Total Worldwide Fleet	62.7%	63.8	61.9	67.5	61.8

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2010 and 2009 and for the quarter ended September 30, 2010, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2010	2009	2010	2009	2010
International-based fleet:
Deepwater vessels	59	46	55	42	55
Towing-supply/supply	205	203	204	207	205
Crew/utility	57	66	59	69	59
Offshore tugs	27	25	27	25	27
Other	—	—	—	—	—

Total	348	340	345	343	346

United States-based fleet:
Deepwater vessels	6	6	7	7	8
Towing-supply/supply	22	25	22	26	22
Crew/utility	3	7	4	7	3

Total	31	38	33	40	33

Owned or chartered vessels included in marine revenues (B)	379	378	378	383	379
Vessels withdrawn from service	5	7	6	8	6
Joint-venture and other	10	10	10	10	10

Total	394	395	394	401	395

Note (B): Included in total owned or chartered vessels, for the quarters ended December 31, 2010 and 2009 and for the quarter ended September 30, 2010, were 92, 73 and 94 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The company’s vessel commitments by vessel class and type as of as of December 31, 2010, were as follows:

	International Built			U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Expended Through 12/31/10	Number of Vessels	Total Cost	Expended Through 12/31/10
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	17	$475,504	$172,059	1	$34,645	$23,834
Towing-supply/supply vessels:
Anchor handling towing supply	18	$262,452	$93,377	—	—	—
Platform supply vessels	—	—	—	—	—	—
Crewboats	1	$10,227	$7,590	—	—	—

Totals	36	$748,183	$273,026	1	$34,645	$23,834

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	03/11	06/11	09/11	12/11	03/12	Thereafter

Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	1	2	1	4	1	9
Towing-supply/supply vessels:
Anchor handling towing supply	3	4	3	6	2	—
Platform supply vessels	—	—	—	—	—	—
Crewboats	—	—	—	—	1	—

Totals	4	6	4	10	4	9

(In thousands)
Expected quarterly cash outlay	$130,114	96,785	60,277	91,912	53,912	52,968	(C)

Note (C): The $52,968 of ‘Thereafter’ vessel construction obligations is expected to be paid out during fiscal 2013.